UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
April 27, 2016

Kimco Realty Corporation
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-10899	13-2744380
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3333 New Hyde Park Road Suite 100 New Hyde Park, NY	11042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 869-9000

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The information contained in this Item 2.02 of the Current Report on Form 8-K of Kimco Realty Corporation (the “Company”) is being furnished pursuant to “Item 2.02 – Results of Operations and Financial Condition” of Form 8-K.

On April 27, 2016, Kimco Realty Corporation issued a press release announcing its financial results for the quarter ended March 31, 2016.  A copy of the press release is furnished as Exhibit 99.1 to this report.

A copy of the Company’s press release is an exhibit to this Current Report on Form 8-K and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.  The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1   Press Release regarding results for the quarter ended March 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION

	By:	/s/ Glenn G. Cohen
		Name:	Glenn G. Cohen
		Title:	Chief Financial Officer

April 27, 2016

EXHIBIT INDEX

Exhibits

99.1	Press Release regarding results for the quarter ended March 31, 2016